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                                                                EXHIBIT 10.17(A)
                                                                ----------------


              SECOND AMENDMENT TO STRATEGIC SERVICES AGREEMENT


     THIS SECOND AMENDMENT TO STRATEGIC SERVICES AGREEMENT (this "Second Amendment") is made effective as of the 30th day of June, 1998, by JEH/EAGLE SUPPLY, INC., a Delaware corporation, formerly known as JEH Acquisition Corp. (the "Corporation"), and TDA INDUSTRIES, INC., a New York corporation (the "Manager"), amending that certain Strategic Services Agreement between the parties dated as of July 1, 1997, as previously amended by that First Amendment to Strategic Services Agreement dated as of April 30, 1998 (the "Agreement").

     1. Section 3 of the Agreement is amended in its entirety to read as follows:

          MANAGEMENT FEE. In consideration for the Manager's services hereunder, commencing upon the closing of the proposed initial public offering of securities of Eagle Supply Group, Inc., a Delaware corporation ("ESG"), and the consummation of the sale and transfer of the Corporation to ESG, the Corporation shall pay to the Manager a monthly fee of Three Thousand Dollars ($3,000) during the remaining term of this Agreement.

     2. Except for this Second Amendment, the Agreement remains unchanged, and is in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

                                                 JEH/EAGLE SUPPLY, INC.



                                            By:   /s/ Douglas P. Fields
                                                 -------------------------------
                                                 Douglas P. Fields,
                                                 Chief Executive Officer



                                                 TDA INDUSTRIES, INC.



                                            By:   /s/ Douglas P. Fields
                                                 -------------------------------
                                                 Douglas P. Fields,
                                                 President